CORRECTED PURCHASE MONEY MORTGAGE NOTE


      FOR VALUE RECEIVED, the undersigned (collectively, the "Maker") hereby promise to pay to the order of AMBIENT CORPORATION, of 1033 Beacon Street, Brookline, MA 02446-5654, or at such other place, or to such other party or parties, as the holder of this note (the "Note") may from time to time designate, the principal sum of ONE MILLION NINE HUNDRED NINETY DOLLARS ($1,990,000.00), with no interest computed thereon, together with charges thereon made as follows: One installment of the principal amount hereof and any charges thereon shall be due and payable on April 5, 2011 (unless sooner due and payable).

      This Note is secured by (i) the Mortgage and Security Agreement dated of even date herewith by and between Linda J. Isaacson and Mark S. Isaacson, as Trustees of the Rashi Realty Trust dated February 22, 1991, in favor of holder encumbering property located at 38 Jordan Drive, Brookline, Massachusetts and recorded in the Norfolk County Registry District of the Land Court and (ii) the Mortgage dated of even date herewith by Linda J. Isaacson, in favor of holder encumbering property located at 250 Ocean Avenue, Lawrence, New York and recorded in the Nassau County Land Records (the Mortgage and Security Agreement and the Mortgage are hereinafter collectively referred to as the "Mortgage").

      If not sooner paid, the entire outstanding principal balance of this Note, plus all accrued and unpaid, late fees, costs and expenses hereunder, shall be due and payable on April 5, 2011 except as herein set forth ("Maturity Date"). After the third (3rd) anniversary of this note (April 5, 2004), if Ambient Corporation or its successors ceases to do business, is liquidated under the Bankruptcy Laws of the United States or Mark Isaacson is no longer employed by Ambient Corporation, then the maturity date shall be twelve (12) months from the date of that event. Any payment received by the holder hereof more than ten (10) days after it is due shall be subject to a late charge of five per cent (5%) of the amount due.

      The aggregate amount outstanding hereunder and each payment hereon shall be recorded in the books and records of the holder, and the aggregate amount reflected on such books and records as outstanding at any time shall be conclusive evidence of the aggregate amount owing and unpaid hereunder as of such time.

      All payments by Maker hereunder shall be applied first to late charges, then to the balance on account of the principal of this Note. If an Event of Default (as hereinafter defined) occurs, the holder hereof may apply payments in such manner and order as it deems appropriate.

      Maker promises to pay, in addition to said principal sums, all taxes, costs, expenses, disbursements and assessments which may be levied against the holder hereof upon this Note or the indebtedness evidenced hereby (the "Loan Indebtedness"), or upon any collateral securing this Note, and together with all costs of collection including reasonable attorneys' fees incurred by the holder hereof on the Loan Indebtedness to (1) collect the Loan Indebtedness due hereunder from any party liable for the payment of the Loan Indebtedness whether as maker, endorser, guarantor, surety or otherwise (the "Parties") and realize its rights under this Note, (2) enforce, foreclose and realize its rights under this Note or any other security document, and (3) defend and protect the validity of this Note or any other security document in connection with any litigation or controversy arising from or connected therewith. Said costs, expenses and reasonable attorneys' fees enumerated above shall expressly include but not be limited to those as may be incurred by the holder hereof to collect the Loan Indebtedness due hereunder from any of the Makers after judgment in favor of the holder hereof by any court of competent jurisdiction, including those incurred by the holder hereof to foreclose any judgment lien, right of power of sale, or to realize upon any collateral or to otherwise obtain payment and satisfaction of such judgment from any of the Parties. Maker's obligation to pay such costs and reasonable attorneys' fees of the holder hereof in connection with the protecting, enforcing or realizing of the rights and remedies above described shall exist whether or not proceedings are instituted or legal appearances made in any court of competent jurisdiction on behalf of the holder hereof.

      Notwithstanding anything in this instrument to the contrary, it is specifically understood and agreed that the obligations of Linda J. Isaacson, Mark S. Isaacson, Trustee, and Linda J. Isaacson, Trustee, hereunder shall be limited to the extent of their interest in the real and personal property encumbered and secured by the Mortgage. Nothing herein shall be construed as applying to any party other than Linda J. Isaacson, Mark S. Isaacson, Trustee, and Linda J. Isaacson, Trustee. In addition to the obligations set forth herein and in the Mortgage, Mark S. Isaacson shall be personally liable for the principal and Loan Indebtedness under this Note and holder shall have the right of full recourse in connection therewith.

      The following shall constitute an event of default ("Event of Default") hereunder: Makers' failure to pay any sum due on this Note when due or failure to perform any other obligation of Maker hereunder or under the Mortgage by Maker of even date herewith.

      At the option of the holder hereof, the entire principal and Loan Indebtedness thereon shall at once become due and payable without notice or demand upon the occurrence at any time of any Event of Default, and the holder hereof may proceed to exercise any rights it has under this Note or any security document or at law, in equity or otherwise. Failure to exercise this option to accelerate shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default.


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

     Maker may at any time prepay this Note at any time in whole or in part, without penalty or premium. In the event of any partial prepayment, payments under this Note shall be adjusted accordingly.

      Any notice to Maker provided for in this Note shall be given by mailing such notice by prepaid, first class mail addressed to: 1033 Beacon Street, Brookline, MA 02446-5654 or to such other address as Maker may designate by notice to the holder hereof. Any notice to the holder hereof shall be given by mailing such notice by prepaid, first class mail, return receipt requested, at the address stated in the first paragraph of this Note, or at such other person or address as may have been designated by notice to Maker. Notice shall be deemed given when mailed in accordance with this paragraph.

      All references to "holder hereof," the "Maker" or the "Parties" shall apply to their respective heirs, successors and assigns. This Note may be sold, transferred, assigned or pledged by the holder hereof from time to time without notice to, or consent of, Maker.

      To the extent allowed by law, Maker and each endorser or guarantor of this Note hereby waive presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waive and renounce all rights to the benefits or any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, both as to itself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications.

      If the proceeds from an insurance policy are paid to the holder pursuant to the Mortgage, the holder, at its option, may apply all or part of such proceeds to the outstanding principal balance due hereunder, interest thereon and other obligations of the Maker hereunder, except as otherwise provided in the Mortgage.

     This Note shall be governed by and construed in accordance with the laws of the State of New York. The Maker consents to the jurisdiction of the appropriate court within the State of New York. with respect to any disputes arising out of the enforcement of this Note.

     This Note is intended to replace a Note dated April 5, 2001, to correct errors in said Note.

     IN WITNESS WHEREOF, the undersigned have caused their names to be set this 16th day of April, 2001.


                                    /s/ Linda J. Isaacson
                                    --------------------------------------------
                                    LINDA J. ISAACSON, individually

                                    /s/ Mark S. Isaacson
                                    --------------------------------------------
                                    MARK S. ISAACSON, individually

                                    /s/ Linda J. Isaacson
                                    --------------------------------------------
                                    LINDA J.  ISAACSON,  AS  TRUSTEE  OF THE
                                    RASHI  REALTY TRUST DATED FEBRUARY 22, 1991

                                    /s/ Mark S. Isaacson
                                    --------------------------------------------
                                    MARK S.  ISAACSON,  AS  TRUSTEE  OF THE
                                    RASHI  REALTY TRUST DATED FEBRUARY 22, 1991


                                      -4-